THE MAINSTAY GROUP OF FUNDS

MainStay Global High Income Fund
MainStay Income Builder Fund
MainStay Intermediate Term Bond Fund

Supplement dated December 16, 2009 (“Supplement”) to
MainStay Income and Blended Fund Prospectus dated March 2, 2009 (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay Global High Income Fund, MainStay Income Builder Fund and MainStay Intermediate Term Bond Fund (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Funds’ Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

At a meeting held on December 11, 2009, the Funds’ Board of Directors/Trustees approved the following changes to the Funds:

MainStay Global High Income Fund

1.	Effective February 26, 2010, the Investment Objective of the MainStay Global High Income Fund on page 72 of the Prospectus is replaced with the following:

The MainStay Global High Income Fund’s investment objective is to seek to provide maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

2.
Effective February 26, 2010, under the section entitled “Principal Investment Strategy” on page 72 of the Prospectus, the first sentence in the first paragraph of the section entitled “Principal Investment Strategy” is hereby removed and the following bullet point is added to the section:

•	The Fund invests in securities rated below investment grade in amounts generally consistent with the percentage of below investment grade debt represented in the Fund’s primary benchmark index.

MainStay Income Builder Fund

1.	Effective February 26, 2010, the section entitled “Investment Process” of the MainStay Income Builder Fund is replaced with the following:

Asset Allocation
Asset allocation decisions are made by MacKay Shields, LLC, the Subadvisor for the fixed-income portion of the Fund, based on the relative values of each asset class, inclusive of the ability of each asset class to generate income.  As part of these asset allocation decisions, the Subadvisor may use equity index futures to add exposure to the equity markets. Neither equity index futures nor fixed-income futures are counted toward the Fund’s total equity and fixed-income exposures, respectively.

Equity Investments
Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund, desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles and a focus on high “shareholder yield.” The equity portion of the Fund will invest in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. That portion of the Fund will invest in global equity investments across all market capitalizations, and will generally invest in companies with a market capitalization of $250 million or greater at the time of purchase.

In selecting securities, the Subadvisor utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Subadvisor seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Subadvisor finds attractive generally have valuations lower than the Subadvisor's perception of their fundamental value. In determining the risk/reward profile of a company, the Subadvisor may evaluate the sustainability of the company's business, the company's earnings drivers, barriers to entry for potential competitors, the quality and character of the company’s cash earnings, and the likelihood of the company's management to use free cash flow to enhance shareholder value, among other factors. The Subadvisor evaluates whether a company has a focus on high shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

Debt Investments
The Fund may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Fund’s investment objective, the Fund may invest up to 30% of its net assets in debt securities rated below investment grade, or if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Subadvisor of the fixed-income portion of the Fund, and that the Subadvisor believes may provide capital appreciation in addition to income. For purposes of this limitation, both the percentage and rating are counted at the time of purchase

For securities that have split ratings from leading credit agencies, such as Standard & Poor’s or Moody’s, the higher rating will be used for purposes of determining credit quality.

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Fund may also enter into mortgage dollar roll and to-be-announced (“TBA”) securities transactions.

The Fund may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Fund will use fixed-income futures for purposes of managing duration and yield curve exposures.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Fund.  In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer’s financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, deterioration in the issuer’s credit quality.

Consistent with its principal investment strategies, the Fund’s investments also include derivatives, such as futures, options, forward commitments and swap agreements.  The Fund may invest up to 10% of its total assets in swaps, including credit default swaps.  The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

2.
Effective February 26, 2010, the Total Return Core Composite Index is replaced with a revised Income Builder Index that is comprised of the following indices:  the MSCI World Index (weighted 50%) and the Barclays Capital U.S. Aggregate Bond Index (weighted 50%).  The Fund has selected the revised Income Builder Index because it is more consistent with the investment strategy and positioning of the Fund by the Subadvisors.  For the period ended December 31, 2008, the one-, five- and ten year returns for the revised Income Builder Index were -20.24%, 2.32% and 2.79%, respectively.

3.
Effective February 26, 2010, under the section entitled “Portfolio Managers” beginning on page 151 of the Prospectus, the portfolio manager listing for the MainStay Income Builder Fund is revised as follows to include Louis N. Cohen and Taylor Wagenseil of MacKay Shields, LLC as additional portfolio managers for the Fund.

MainStay Income Builder Fund	Louis N. Cohen, Gary Goodenough, James Ramsay, Dan Roberts, Michael Kimble and Taylor Wagenseil of MacKay Shields; William Priest, Eric Sappenfield and Michael Welhoelter of Epoch

4.	The section entitled “Portfolio Manager Biographies” beginning on page 152 of the Prospectus is hereby amended to include the following biographies for Louis N. Cohen and Taylor Wagenseil as follows:

Louis N. Cohen
Mr. Cohen has managed the MainStay Diversified Income Fund since November 2009 and the MainStay Income Builder Fund since February 2010.  He joined MacKay Shields in October 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners.  With experience in the fixed-income markets since 1978, Mr. Cohen received his BA and MBA from New York University and is a member and past President of the Capital Markets Credit Analyst Society, and a member of the New York Society of Security Analysts.

Taylor Wagenseil
Mr. Wagenseil has managed the MainStay Diversified Income Fund since November 2009 and the MainStay Income Builder Fund since February 2010.  Mr. Wagenseil is a Managing Director and Co-Head of High Yield Active Core portfolio management. He joined MacKay Shields in 2004 after MacKay Shields acquired the fixed-income active core division of Pareto Partners, where he was Co-Head of High Yield Investments and an equity shareholder.  Mr. Wagenseil received a BA from Dartmouth College and a MBA (Finance) from the Harvard Business School and has experience in the High Yield market since 1979.

MainStay Intermediate Term Bond Fund

1.	Effective February 26, 2010, the Investment Objective of the MainStay Intermediate Term Bond Fund on page 45 of the Prospectus is replaced with the following:

The MainStay Intermediate Term Bond Fund’s investment objective is to seek to maximize total return, consistent with liquidity, moderate risk to principal and investment in debt securities.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE MAINSTAY GROUP OF FUNDS

MainStay 130/30 High Yield Fund

Supplement dated December 16, 2009 (“Supplement”) to
MainStay 130/30 Funds Prospectus dated March 2, 2009 (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay 130/30 High Yield Fund (the “Fund”).  You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

1.	Effective February 26, 2010, the name of the Fund will be changed to the “MainStay High Yield Opportunities Fund.”

2.
Effective February 26, 2010, the sections entitled “Principal Investment Strategy” and “Investment Process” beginning on page 23 of the Prospectus are deleted in their entirety and replaced with the following:

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody’s Investor Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or that are unrated but that are considered by MacKay Shields, the Fund’s Subadvisor, to be of comparable quality. Some securities that are rated below investment grade by Moody’s or S&P may be referred to as “junk bonds.” For purposes of this limitation, if Moody’s and S&P assign different ratings to the same security, the Fund will use the lower rating to determine the security’s credit quality. The Fund will take long positions that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor seeks to identify issuers that are considered to have a high probability of outperforming the Merrill Lynch U.S. High Yield Master II Constrained Index over a market cycle.

The Fund’s long positions, either directly or through derivatives, may total up to 140% of the Fund’s net assets. The Fund’s short positions, either directly or through derivatives, may total up to 40% of the Fund’s net assets. The proceeds from the Fund’s short positions may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy.

The Fund may use derivatives, such as swaps (including credit default swaps), to establish long and short bond positions without owning or taking physical custody of securities.

Investment Process

In pursuing the Fund’s investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and bond structure. The Fund’s principal investments include, but are not limited to, domestic corporate debt securities; Yankee debt securities, which are dollar-denominated securities of foreign issuers that are traded in the United States; non-dollar corporate debt securities; derivatives (including credit default swaps); and sovereign debt.

The Fund’s underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what the Subadvisor deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or shorts those securities that the Subadvisor feels are not suitable for long investment. The Subadvisor then seeks to identify issuers with qualities such as: high credit worthiness, improving fundamentals, a positive outlook and good liquidity for the Fund’s long positions. In examining these issuers for potential investment, the Subadvisor focuses on quality of management and business plan, industry environment, competitive dynamics, cash flow, and liquidity.

The Fund’s high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).

The Fund may invest up to 20% of its net assets in equity securities, including those of foreign issuers, and may invest up to 25% of its total assets in securities rated lower than B3 by Moody’s and B– by S&P (including securities with the lowest rating from these agencies) or if unrated, determined by the Subadvisor to be of comparable quality. For purposes of this limitation, if Moody’s and S&P assign different ratings to the same security, the Fund will use the higher rating to determine the security’s credit quality.

In general, the Subadvisor overweights the Fund relative to the Merrill Lynch U.S. High Yield Master II Constrained Index with securities that it believes are underpriced and will outperform the Index, and underweights or sells securities “short” that it believes are overpriced and will underperform the index in an attempt to produce returns that exceed those of the index. The Subadvisor maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, the Fund’s ability to sell short certain securities may be restricted.

Short sales are intended to allow the Fund to earn returns on securities that the Subadvisor believes will underperform the benchmark index and also are intended to allow the Fund to maintain additional long positions while keeping the Fund’s net exposure to the market at a level similar to a “long only” strategy.

To secure the Fund’s obligation to cover its short positions, the Fund must pledge collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund’s custodian, State Street Bank and Trust Company and is not held by the counterparty broker.

The Fund invests in, among other things, companies with market capitalizations that, at the time of investment, are similar to companies in the Merrill Lynch U.S. High Yield Master II Constrained Index. The Subadvisor seeks to control the Fund’s exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the index. The Subadvisor further seeks to reduce risk by diversifying the Fund’s portfolio over a large number of securities. The Subadvisor may sell or sell short a security for one or more of the following reasons (among others): credit deterioration; repositioning caused by a change in its “top down” outlook; excessive downward price volatility; or recognition of an alternative investment with relatively better value.

3.	Effective April 1, 2010, the MainStay High Yield Opportunities Fund will begin paying dividends at least monthly to the extent income is available.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.